Income taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income taxes
Note 13 – Income taxes

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

British Virgin Islands

Tungray Motion BVI, Tungray Electronics BVI and Tungray Intelligent BVI are incorporated in the British Virgin Islands and are not subject to tax on income or capital gains under current British Virgin Islands law. In addition, upon payments of dividends by these entities to their shareholders, no British Virgin Islands withholding tax will be imposed.

Singapore

The Company’s subsidiaries incorporated in Singapore and are subject to Singapore Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Singapore tax laws. The applicable tax rate is 17% in Singapore, with 75% of the first approximately $7,400 (SGD 10,000) taxable income and 50% of the next approximately $141,000 (SGD 190,000) taxable income are exempted from income tax.

PRC

The Company’s subsidiaries incorporated in the PRC are governed by the income tax laws of the PRC and the income tax provisions in respect to operations in the PRC is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in respect thereof. Under the Enterprise Income Tax Laws of the PRC (the “EIT Laws”), domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemptions may be granted on case-by-case basis. EIT grants preferential tax treatment on certain High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. Qingdao Intelligent and Shenzhen Tongri are HNTEs. Qingdao Intelligent’s HNTE status expires in November 2026, and Shenzhen Tongri’s HNTE status expires in December 2024. In addition, 100% of R&D expenses of all PRC entities are subject to additional deduction from pre-tax income.

Tax savings for the years ended December 31, 2023, 2022 and 2021 amounted to nil, nil and $31,633, respectively. The Company’s basic and diluted earnings per share would have been lowered by nil per share both for the year ended December 31, 2023 without the preferential tax rate deduction, respectively. The Company’s basic and diluted earnings per share would have been lowered by nil per share both for the year ended December 31, 2022 without the preferential tax rate deduction. The Company’s basic and diluted earnings per share would have been lowered by $0.002 per share both for the year ended December 31, 2021 without the preferential tax rate deduction.

The components of the Company’s income tax provision were as follows for the years indicated:

	For the Years Ended December 31,
	2023	2022	2021
Current:	$429,559	$532,098	$738,616
Deferred	74,616	(14,816)	(31,896)
Total income tax provision	$504,175	$517,282	$706,720

Income/(loss) before provision for income taxes is attributable to the following geographic locations for the years indicated:

	For the Years Ended December 31,
	2023	2022	2021
Singapore	$2,679,481	$3,278,678	$4,038,905
PRC	(1,359,659)	120,751	776,260
Total income before income taxes	$1,319,822	$3,399,429	$4,815,165

The following table reconciles Singapore statutory rates to the Company’s effective tax rate:

	For the Years Ended December 31,
	2023	2022	2021
Singapore income tax rate	17.0%	17.0%	17.0%
Difference from the effect of tax rates in a foreign jurisdiction (PRC)	(14.6)%	1.0%	-%
Impact of preferential tax rate difference in PRC	7.9%	1.2%	0.5%
Tax rebate in Singapore	(2.0)%	(0.7)%	-%
Additional R&D deduction	(10.1)%	(4.6)%	(3.1)%
Change in valuation allowance	36.4%	0.4%	-%
Permanent differences (1)	3.6%	0.9%	0.3%
Effective tax rate	38.2%	15.2%	14.7%

(1)	Permanent differences mainly consisted of expenses which are non-deductible and income exemption under local tax laws.

The following table sets forth the significant components of the aggregate deferred tax assets and liabilities of the Company as of:

	As of December 31, 2023	As of December 31, 2022

Deferred Tax Assets/Liabilities
Net operating loss carryforwards	$397,421	$100,299
Allowance for credit losses	151,335	32,781
Inventory reserves	32,566	42,345
Less: valuation allowance	(581,322)	(100,299)
Deferred tax assets, net	$-	$75,126

As of December 31, 2023 and 2022, the Company had net operating losses carry forward of approximately $2.3 million and $1.4 million, respectively, from the Company’s China subsidiaries. The net operating losses from the China subsidiaries can be carried forward
5 years
, and the net operating losses from the Company’s Chinese subsidiaries started to expire in 202
4
. Due to the limited operating history of certain China subsidiaries, the Company is uncertain when these net operating losses and other temporary differences can be utilized.  As a result, the Company provided a 100% valuation allowance on deferred tax assets, which are approximately $0.6 million and $0.1 million related to China subsidiaries as of December 31, 2023 and 2022, respectively.

As of December 31, 2023, the net operating loss carry forward in China will expire, if unused, in the following amounts:

Amount
Twelve months ending December 31, 2024	$114,502
Twelve months ending December 31, 2025	69,247
Twelve months ending December 31, 2026	107,267
Twelve months ending December 31, 2027	155,662
Twelve months ending December 31, 2028	1,813,440
Total	$2,260,118

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. As of December 31, 2023 and 2022, the Company did not have any significant unrecognized uncertain tax positions. The Company did not incur interest and penalties tax for the years ended December 31, 2023, 2022 and 2021.
As of December 31, 2023,
PRC and Singapore remain subject to examination by relevant tax authorities for five years and four years from the date of filing.

Taxes payable consist of the following:

	As of December 31, 2023	As of December 31, 2022

Income tax payable	$304,563	$546,299
VAT payable	182,647	263,397
Other tax payable	32,333	49,917
Totals	$519,543	$859,613